SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) April 25, 2006.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
----------------------------  ------------  -------------------
(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On April 25, 2006 The American Education Corporation and UMB Bank, n.a., executed an extension of the Company's revolving credit facility. The new agreement increases the line of credit from $450,000 to $550,000 and decreases the interest rate from 2% over the Bank's prime rate to 1% over the Bank's prime rate. The facility is effective April 30, 2006 and matures on October 30, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   10.1 Promissory Note dated April 30, 2006 from The American Education Corporation in favor of UMB Bank, n.a.

   10.2 Business Loan Agreement (Asset Based) dated April 30, 2006 between The American Education Corporation and UMB Bank, n.a.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

April 28, 2006


Exhibit 10.1


               PROMISSORY NOTE DATED APRIL 30, 2006 FROM
             THE AMERICAN EDUCATION CORPORATION IN FAVOR OF
                           UMB BANK, N.A.


                                  UMB
                                  ---
                                B A N K
                              MEMBER FDIC
                            PROMISSORY NOTE
------------------------------------------------------------------------------
Principal   Loan Date   Maturity  Loan No. Call/Coll  Account Officer Initials
------------------------------------------------------------------------------
$550,000.00 04-30-2006 10-30-2006  0001    4A0/9215   0017232  MXW2
------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------


Borrower:  THE AMERICAN EDUCATION   Lender:  UMB BANK, n.a.
            CORPORATION                      DOWNTOWN OKLAHOMA CITY
           7506 N. BROADWAY, STE 505          BANKING CENTER
           OKLAHOMA CITY, OK 73116           204 NORTH ROBINSON
                                             OKLAHOMA CITY, OK 73102
                                             (405) 239-5800
------------------------------------------------------------------------------
Principal Amount: $550,000.00  Initial Rate 8.750%  Date of Note: April 30,
                                                                   2006

PROMISE TO PAY. THE AMERICAN EDUCATION CORPORATION ("Borrower") promises to pay to UMB BANK, n.a. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Fifty Thousand & 00/100 Dollars ($550,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 30, 2006. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 30, 2006, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the UMB Bank, N.A. Prime Rate as the Index Rate. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The Interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 7.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 8.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: UMB BANK, n.a.; DOWNTOWN OKLAHOMA CITY BANKING CENTER; 204 NORTH ROBINSON; OKLAHOMA CITY, OK 73102.

LATE CHARGE. If a payment is 30 days or more late, Borrower will be charged 10.000% of the regularly scheduled payment or $50.00, whichever is less.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Oklahoma.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Oklahoma County, State of Oklahoma.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or other


                          PROMISSORY NOTE
Loan No:  0001              (Continued)                               Page 2

payment order including any preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender
(whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by all Accounts Receivable, Inventory and Equipment as further described in Security Agreements dated 12-23-99 and 3-31-04.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ADDITIONAL TERMS. Each and every advance made under this Note shall be at Lender's sole discretion, Lender having made no commitment to make any such advances.

Borrower shall not a) voluntarily transfer any assets into trust or, b) if already owned in trust, shall not voluntarily transfer title to such trust assets to any other person or entity, without giving Lender at least 30 days prior written notice thereof.

ADDITIONAL TERMS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT
YOU (BORROWER(S) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
BORROWER:



THE AMERICAN EDUCATION CORPORATION

By:  /s/ Jeffrey E. Butler
    -------------------------------
    JEFFREY E. BUTLER, SR., President of THE
    AMERICAN EDUCATION CORPORATION
=========================================================================

               BUSINESS LOAN AGREEMENT (ASSET BASED)
                      DATED ARIL 30, 2006 FROM
             THE AMERICAN EDUCATION CORPORATION IN FAVOR OF
                           UMB BANK, N.A.


Exhibit 10.2

                                  UMB
                                  ---
                                B A N K
                              MEMBER FDIC
                   BUSINESS LOAN AGREEMENT (ASSET BASED)
------------------------------------------------------------------------------
Principal   Loan Date   Maturity  Loan No. Call/Coll  Account Officer Initials
------------------------------------------------------------------------------
$550,000.00 04-30-2006 10-30-2006  0001    4A0/9215   0017232  MXW2
------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------


Borrower:  THE AMERICAN EDUCATION   Lender:  UMB BANK, n.a.
            CORPORATION                      DOWNTOWN OKLAHOMA CITY
           7506 N. BROADWAY, STE 505          BANKING CENTER
           OKLAHOMA CITY, OK 73116           204 NORTH ROBINSON
                                             OKLAHOMA CITY, OK 73102
                                             (405) 239-5800
------------------------------------------------------------------------------


THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated April 30, 2006, is made and executed between THE AMERICAN EDUCATION CORPORATION ("Borrower") and UMB BANK, n.a. ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 30, 2006, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

     Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

       (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

       (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

       (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

       (4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

       (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

       (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

       (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

     Perfection of Security Interests. Borrower agrees to execute all documents perfecting Lender's Security Interest and to take whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

     Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at above business address. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

     Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and schedules of Eligible Accounts in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts, schedules shall be delivered monthly.

     Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to

                 BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No:  0001              (Continued)                               Page 2

============================================================================

immaterial variance; and (3) Lender, its assigns, or agents. shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender Security Interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

     Fees and Expenses Under This Agreement. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower maintains its principal office at 7506 N. Broadway, Suite. 505, Oklahoma City, OK 73116. Unless Borrower has designated otherwise in writing, this is the principal office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.

     Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

     Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or
     (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation. Promptly inform Lender in writing of
     (1) all material adverse changes in Borrower's financial condition, and
     (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with the following:

          Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower in form satisfactory to Lender.

          Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower in form satisfactory to Lender.

     All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

          Other Requirements. The borrower will meet the following financial criteria measured quarterly at the end of each calendar quarter:
          1) Maintain its Tangible Net Worth in excess of $4,000,000. "Tangible Net Worth is defined as the Borrower's Stockholders Equity on a consolidated basis plus Subordinated Debt less Goodwill." 2) Not permit the ratio of its Total Liabilities on a consolidated basis to its Tangible Net Worth to exceed 1.25: 1. 3) Maintain a Minimum Debt Service Coverage Ratio** in excess of 1.25:1. "Debt Service Coverage Ratio" = Consolidated Net Income + Depreciation + Amortization of Capitalized Software Expense + Interest Expense. Current Maturities of Long Term Debt + Interest Expense. **Twelve Months Trailing.

          Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

     Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

     Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to

                 BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No:  0001              (Continued)                               Page 3

============================================================================

discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. If Lender is required by law to give Borrower notice before or after Lender makes an expenditure, Borrower agrees that notice sent by regular mail at least five (5) days before the expenditure is made or notice delivered two
(2) days before the expenditure is made is sufficient, and that notice within sixty (60) days after the expenditure is made is reasonable.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

     Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock). provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if:
(A) Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender; (B) Borrower or any guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt;
(C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; or (D) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Default. Borrower fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

     False Statements. Any representation or statement made by Borrower to Lender is false in any material respect.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Insecurity. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements) and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL TERMS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING. WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form amounts, coverage and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act. omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

ADDITIONAL TERMS. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided that the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base and provided further that each and every advance made under this Agreement shall be at Lender's sole discretion. Lender have made no commitment to make any such Advances.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

     Borrower. The word "Borrower" means THE AMERICAN EDUCATION CORPORATION and includes all co-signers and co-makers signing

                 BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No:  0001              (Continued)                               Page 4

============================================================================

     the Note and all their successors and assigns.

     Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (1) $550,000.00 or (2) 70.000% of the aggregate amount of Eligible Accounts.

     Business Day. The words "Business Day" mean a day on which commercial banks are open in the State of Oklahoma.

     Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

     Eligible Accounts. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

          (2) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

          (3) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

         (5) Accounts which are subject to dispute, counterclaim, or setoff.

         (6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

         (7) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

         (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

         (9) Accounts which have not been paid in full within 90 days from the invoice date.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

     Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents and (a) the payment of Grantor's obligations (whether joint, several or otherwise) to Lender as evidenced by any other note(s) or other evidence of indebtedness executed by such Grantor and all amendments, modifications, renewals, extensions and substitutions thereof and all subsequent notes of greater or lesser amounts payable or assigned to Lender; (b) the performance of each Debtor's obligations under this security agreement ("Agreement"); and (c) the payment of any and all other indebtedness, direct or indirect, mature or unmatured or contingent, joint or several now or hereafter owed to Secured Party by each Debtor, including (without limitation) indebtedness unrelated or dissimilar to any indebtedness in existence or contemplated by any Debtor at the time this Agreement was executed or at the time such indebtedness is incurred.

     Lender. The word "Lender" means UMB BANK, n.a., its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by THE AMERICAN EDUCATION CORPORATION in the principal amount of $550,000.00 dated April 30, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED APRIL 30, 2006.

BORROWER:



THE AMERICAN EDUCATION CORPORATION



By: /s/ Jeffrey E. Butler
    ---------------------------------------
    Jeffrey E. Butler Sr., President of THE
    AMERICAN EDUCATION CORPORATION


                 BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No:  0001              (Continued)                               Page 5

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LENDER:



UMB BANK. N.A.



By: /s/ Mary Wolf
    ------------------------
    Authorized Signer

============================================================================